SCHEDULE 14C INFORMATION

                              INFORMATION STATEMENT
          PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
              -----------------------------------------------------


                           Check the appropriate box:
                     [ ] Preliminary Information Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14c-5(d)(2))
                      [X] Definitive Information Statement

                               LEGEND MOBILE, INC.
                               -------------------
                (Name of registrant as Specified in its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No  fee  required
[  ]  Fee  computed  on  table  below  per  Exchange Act Rules 14c-5(g) and 0-11
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transaction  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:
[  ]  Fee  paid  previously  by  written  preliminary  materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount  Previously  Paid:
(2)  Form,  Schedule  or  Registration  Statement  No.:
(3)  Filing  Party:
(4)  Date  Filed:

                               LEGEND MOBILE, INC.
                             777 Eisenhower Parkway
                                    Suite 102
                               Ann Arbor, MI 48108

              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 2005

              -----------------------------------------------------

Dear  Shareholders:

A special meeting of shareholders of Legend Mobile, Inc., a Delaware corporation (the "Company"), will be held on March 21, 2005, at 10:00 a.m. local time, at 777 Eisenhower Parkway, Suite 102, Ann Arbor, MI 48108, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's certificate of incorporation to increase the authorized common stock of the Company from 20 million to 75 million shares and to increase the authorized preferred stock of the Company from 1 million to 2 million shares.

2. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on February 24, 2005 will be entitled to receive the enclosed information statement and notice of the special meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on February 24, 2005 will be entitled to receive the enclosed information statement and notice of the special meeting or any adjournment or postponement thereof.

                    By  Order  of  the  Board  of  Directors,

                    /s/Peter  Klamka
                    ----------------
                    Peter  Klamka
                    Chief  Executive  Officer


Ann  Arbor,  Michigan
March  1,  2005



                               LEGEND MOBILE, INC.
                             777 Eisenhower Parkway
                                    Suite 102
                               Ann Arbor, MI 48108
                              INFORMATION STATEMENT
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 21, 2005

                                  INTRODUCTION
This information statement is being furnished to the shareholders of Legend Mobile, Inc., a Nevada corporation (the "Company"), to inform them of a special meeting of shareholders. This meeting (referred to herein as the "Special Meeting") will be held on March 21, 2005, at 10:00 a.m. local time, at 777 Eisenhower Parkway, Suite 102, Ann Arbor, MI 48108. Only shareholders of record at the close of business on February 24, 2005 (the "Record Date") will be entitled to receive this information statement and to vote at the Special Meeting. This information statement and the notice of special meeting are first being mailed to the Company's shareholders on or about March 1, 2005.

At the Special Meeting, holders of common stock of the Company will be asked to consider and vote upon a proposal to amend the Company's certificate of incorporation to increase the authorized common stock of the Company from 20 million to 75 million shares and to increase the authorized preferred stock of the Company from 1 million to 2 million shares.

Peter Klamka controls 23,277,500 of a total of 41,369,379 votes, or approximately 56% of the voting power. Mr. Klamka intends to vote to approve the proposal described in this information statement. Because Mr. Klamka controls a majority of the voting power, no proxies will be solicited and no action is required on your behalf. The Company will pay for the cost of printing and distributing this information statement and holding the Special Meeting (including the reimbursement of certain parties for their expenses in forwarding this information statement to beneficial owners of the Company's common stock).

The Company's principal executive offices are located at 777 Eisenhower Parkway, Suite 102, Ann Arbor, MI 48108.

THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                       INFORMATION REGARDING THE PROPOSAL

GENERAL

The proposal to amend the Company's certificate of incorporation is described below. A copy of the certificate of amendment effecting the change contemplated by the proposal, is attached to this information statement as Exhibit A.

AMENDMENT OF CERTIFCATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES

Purpose: The Company's board of directors has unanimously adopted a resolution seeking shareholder approval to amend the certificate of incorporation to increase the number of authorized shares of common stock from 20 million to 75 million shares and to increase the number of authorized shares of preferred stock from 1 million to 2 million shares. The board of directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with available shares that could be issued for various corporate purposes, including acquisitions, stock dividends, stock splits, stock options, convertible debt and equity financings, as the board of directors determines in its discretion. Our board of directors further believes that the increase in the number of authorized shares of common stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company currently no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of common stock or any shares of preferred stock.

Effect: Issuance by the Company of any additional shares of common stock would dilute both the equity interests and the earnings per share of existing holders of the common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of common stock will have voting and other rights identical to those of the currently authorized shares of common stock. Any new shares of preferred stock issued by the Company would have terms set by the Company's board of directors in its discretion.

No Dissenters' Rights: Pursuant to the Delaware General Corporation Law, holders of the Company's common stock are not entitled to dissenters' rights in connection with the increase in the number of authorized shares.

                  INTERESTS OF CERTAIN PERSONS IN THE PROPOSAL

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposal to amend the certificate of incorporation which is not shared by all other holders of the Company's common stock. See "Security Ownership of Certain Beneficial Owners and Management."

                          DESCRIPTION OF CAPITAL STOCK

The  authorized  capital  stock  of  the  Company  consists  of  the  following:

COMMON  STOCK

As of the Record Date, there were 20,000,000 million shares of common stock authorized with a stated par value of $0.001 per share, of which 18,091,879 shares were issued and outstanding. Immediately following approval of the increase in the number of authorized shares of common stock, as described previously, there will be 75 million shares of common stock authorized, of which 18,091,879 will be issued and outstanding and 56,908,121 will be authorized but unissued. The holders of shares of common stock vote as a single class and are entitled to one vote per share on all matters to be voted on by the shareholders. The holders shares of common stock are entitled to receive pro rata dividends, when and as declared by the board of directors in its discretion, out of funds legally available therefore, but only if all dividends on the preferred stock have been paid in accordance with the terms of the outstanding shares of preferred stock and there exists no deficiency in the sinking fund for the preferred stock.

Dividends on the common stock are declared by the board of directors. Payment of dividends on the common stock in the future, if any, will be subordinate to the preferred stock, must comply with the provisions of the Delaware General Corporation Law and will be determined by the board of directors. In addition, the payment of any such dividends will depend on the Company's financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

PREFERRED  STOCK

As of the Record Date, the Company's certificate of incorporation authorizes the issuance of up to 1 million shares of preferred stock. The board of directors has the authority to issue the preferred stock and designate the voting rights, preferences and other features of the preferred stock. As of the Record Date, the Company has (1) 2,225 authorized shares of Series A preferred stock, which is convertible, has a $10 per year dividend preference, and is not entitled to vote, none of which shares is outstanding, (2) 850,000 authorized, issued, and outstanding shares of Series B preferred stock, which is convertible, and has no dividend preferences, and has 10 votes per share, and (3) 147,775 authorized, issued, and outstanding shares of Series C preferred stock, which is convertible, has no dividend preferences, and has 100 votes per share. Shares of the Series B preferred stock and Series C may not be converted until the earlier to occur of (1) the date the Company generates net profits in any two consecutive fiscal quarters, as reported on Form 10-QSB or Form 10-Q, as the case may by, and (2) April 1, 2006.

Immediately following approval of the increase in the number of authorized shares of preferred stock, as described previously, there will be 2 million shares of preferred stock authorized, of which 1 million will be authorized but unissued.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 24, 2005, the beneficial ownership of the Company's common stock and preferred stock (1) by any person or group known by the Company to beneficially own more than 5% of the outstanding common stock, or any series of preferred stock, (2) by each director and executive officer, and (3) by all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after February 24, 2005, are deemed outstanding, but those shares are not deemed outstanding for purposes of computing percentage ownership of any other person. The number and percentage of shares of common stock beneficially owned are based on the aggregate of 18,091,879 shares of common stock outstanding as of February 24, 2005. Unless otherwise indicated, the holders of the shares shown in the table have sole voting and investment power with respect to such shares. The address of all individuals for whom an address is not otherwise indicated is c/o Legend Mobile, Inc., 777 Eisenhower Parkway, Suite 102, Ann Arbor, MI 48108.

                       Number  of  Shares                                          Percentage  of
Name  and  Address     Beneficially  Owned     Class                               Class(1)
------------------     -------------------     -----                                --------

Peter  Klamka          850,000                 Series  B  preferred  stock(2)      100%
                       147,775                 Series  C  preferred  stock(3)      100%
                       1,240,500(4)            Common                              12.8%

(1) Figures based on an estimated 10,000,000 shares of common stock outstanding as of December 9, 2003.

(2)  Series B preferred stock is entitled to 10 votes per share.

(3)  Series C preferred stock is entitled to 100 votes per share.

(4) Includes 1,125,000 currently exercisable options to purchase 1,125,000,000 shares of the Company's common stock, and 115,500 currently exercisable warrants to purchase 115,500 shares of the Company's common stock. The number of common shares beneficially owned does not included 1,884,174 shares transferred by Mr. Klamka to a limited liability company owned and controlled by members of Mr. Klamka's family.


                              AVAILABLE INFORMATION

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the Commission at (800) SEC-0330 for further information. Copies of such materials may also be accessed electronically by means of the Commission's home page on the Internet at "http://www.sec.gov."

                                 OTHER BUSINESS

The management of the Company knows of no matters other than those set forth herein that are to be brought before the Special Meeting.

This  information  statement  is  being sent by order of the board of directors.


                                /s/ Peter Klamka
                                -----------------
                                Peter Klamka
                                Chief Executive Officer

March  1,  2005



                                                                       Exhibit A
                                                                       ---------
                         CERTIFICATE OF AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION OF
                               LEGEND MOBILE, INC.


     Pursuant to the Delaware General Corporation Law, the undersigned person, desiring to amend the Certificate of Incorporation of LEGEND MOBILE, INC., under the laws of the State of Delaware, does hereby sign, verify, and deliver to the Office of the Secretary of State of Delaware, this Amendment to the Certificate of Incorporation for the above-named company (hereinafter referred to as the "Corporation"):

     The amendment contained herein was approved by a majority vote of shareholders of the Corporation on March 21, 2005.

     FIRST: The certificate of incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of Delaware on January 13, 1998. This amendment to the articles will become effective upon the filing of the Certificate with the Delaware Secretary of State.

     SECOND:  That  ARTICLE  FOURTH  shall  be  amended  as  follows:

     "The aggregate number of shares which the corporation shall have authority to issue is seventy-five million (75,000,000) shares of common stock, having a par value of one tenth of a cent ($0.001) per share, and 2,000,000 shares of preferred stock, having a par value of one tenth of a cent ($0.01) per share."

     All  other  aspects  of  ARTICLE  FOURTH  shall  remain  unchanged.

     IN WITNESS WHEREOF, the Corporation has caused this certificate of amendment to the certificate of incorporation to be signed by Peter Klamka, its Chief Executive Officer, on this March __, 2005.


                              By: _________________________
                                  Peter  Klamka
                                  Chief  Executive  Officer